Corporate Capital Trust, Inc. 8-K

Exhibit 10.1

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is made and entered into on July 22, 2018 (the “Effective Date”), by and between Corporate Capital Trust, Inc., a Maryland corporation (the “Company,” which term shall include, where appropriate, any Entity (as hereinafter defined) controlled directly or indirectly by the Company), and __________________ (the “Indemnitee”).

WHEREAS, it is essential to the Company that it be able to retain and attract as directors the most capable persons available;

WHEREAS, increased corporate litigation has subjected directors to litigation risks and expenses, and the limitations on the availability of directors and officers liability insurance may make it increasingly difficult to attract and retain such persons;

WHEREAS, the charter of the Company (the “Charter”) provides that the Company is permitted to indemnify its directors to the fullest extent permitted by law;

WHEREAS, the Company desires to provide Indemnitee with specific contractual assurance of Indemnitee’s rights to full indemnification against litigation risks and expenses; and

WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in continuing as a director of the Company.

NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.

Definitions.

(a)

“1940 Act” means the Investment Company Act of 1940, as amended.

(b)

“Corporate Status” describes the status of a person who is serving or has served (i) as a director of the Company or (ii) as a director of the Company and as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other Entity at the request of the Board. For purposes of subsection (ii) of this Section 1(b), if Indemnitee is serving or has served as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company. If Indemnitee is an officer of the Company, Corporate Status shall not include actions taken by Indemnitee in any capacity other than as a director (except as provided in subsection (ii) of this definition).

(c)

“Disabling Conduct” means, as to Indemnitee’s Corporate Status, willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of Indemnitee’s office as set forth Section 17(h) of the 1940 Act.

(d)

“Entity” shall mean any corporation, partnership, statutory trust, limited liability company, joint venture, trust, foundation, association, organization or other legal entity.

(e)

“Expenses” shall mean all reasonable and out-of-pocket fees, costs and expenses incurred by Indemnitee in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in or otherwise participating in a Proceeding, including, without limitation, attorneys’ fees, disbursements and retainers (including, without limitation, any such fees, disbursements and retainers incurred by Indemnitee pursuant to Sections 11 and 12(c)), fees and disbursements of expert witnesses, private investigators, professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses. Expenses shall also include Expenses incurred in connection with any appeal resulting from any Proceeding, including, without limitation, the premium for, security for and other costs relating to any cost bond, supersedeas bond or other appeal bond or its equivalent.

(f)

“Indemnifiable Expenses,” “Indemnifiable Liabilities” and “Indemnifiable Amounts” shall have the meanings ascribed to those terms in Section 3(a).

(g)

“Liabilities” shall mean judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement.

(h)

“Proceeding” shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, inquiry, administrative hearing, appeal, demand or discovery request or any other actual, threatened or completed proceeding, whether civil, criminal, administrative, arbitrative or investigative, whether formal or informal, including any appeal therefrom, including a proceeding initiated by Indemnitee pursuant to Section 11 to enforce Indemnitee’s rights hereunder. If Indemnitee reasonably believes that a given situation may lead to or culminate in the institution of a Proceeding, such situation shall also be considered a Proceeding.

(g)

“Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other Entity of which the Company owns (either directly or through or together with another Subsidiary of the Company) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other Entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other Entity.

2.

Services of Indemnitee. In consideration of the Company’s covenants and commitments hereunder, Indemnitee agrees to continue to serve as a director of the Company. However, this Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee’s service to the Company beyond any period otherwise required by law or by other agreements or commitments of the parties, if any.

3.

Agreement to Indemnify. The Company agrees to indemnify Indemnitee as follows:

(a)

Proceedings Other Than by or in the Right of the Company. Subject to the exceptions contained in Section 4(a) and in a manner consistent with applicable law, including the MGCL and the 1940 Act, to the maximum extent permitted by Maryland law in effect on the Effective Date and, to the extent contemplated by Section 18 of this Agreement, as amended from time to time, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of Indemnitee’s Corporate Status, the Company shall indemnify Indemnitee against all Expenses and Liabilities incurred or paid by Indemnitee in connection with such Proceeding (referred to herein as “Indemnifiable Expenses” and “Indemnifiable Liabilities,” respectively, and collectively as “Indemnifiable Amounts”). The rights of Indemnitee provided in this Section 3(a) shall include, without limitation, the rights set forth in the other sections of this Agreement, including any additional indemnification permitted by the Maryland General Corporation Law (the “MGCL”), including, without limitation, Section 2-418 of the MGCL.

(b)

Proceedings by or in the Right of the Company. Subject to the exceptions contained in Section 4(b) and in a manner consistent with applicable law, including the MGCL and the 1940 Act, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of Indemnitee’s Corporate Status, the Company shall indemnify Indemnitee against all Indemnifiable Expenses to the maximum extent permitted by Maryland law in effect on the Effective Date and, to the extent contemplated by Section 18 of this Agreement, as amended from time to time.

(c)

Presumption Regarding Compliance with Duties. In making any determination required to be made under Maryland law, the 1940 Act or this Agreement with respect to entitlement to indemnification hereunder, the person, persons or Entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee submitted a request therefor in accordance with Section 5, and the Company shall have the burden of overcoming that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

4.

Exceptions to Indemnification. Subject to Section 20, Indemnitee shall be entitled to indemnification under Sections 3(a) and 3(b) in all circumstances and with respect to each and every specific claim, issue or matter involved in the Proceeding out of which Indemnitee’s claim for indemnification has arisen, except as follows:

(a)

Proceedings Other Than by or in the Right of the Company. If indemnification is requested under Section 3(a) and it has been finally adjudicated by a court of competent jurisdiction and established by clear and convincing evidence that, in connection with such specific claim, issue or matter, (i) the act or omission of Indemnitee was a material factor giving rise to the Proceeding relating to the claim, issue or matter and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty or Disabling Conduct, (ii) Indemnitee actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal Proceeding, Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful, Indemnitee shall not be entitled to payment of Indemnifiable Amounts hereunder to the extent that they arise out of such claim, issue or matter.

(b)

Proceedings by or in the Right of the Company. If indemnification is requested under Section 3(b) and

(i)

it has been finally adjudicated by a court of competent jurisdiction and established by clear and convincing evidence that, in connection with such specific claim, issue or matter, (A) the act or omission of Indemnitee was a material factor giving rise to the Proceeding relating to the claim, issue or matter and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty or Disabling Conduct, or (B) Indemnitee actually received an improper personal benefit in money, property or services, Indemnitee shall not be entitled to payment of Indemnifiable Expenses hereunder to the extent that they arise out of such claim, issue or matter; or

(ii)

it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company with respect to such specific claim, Indemnitee shall not be entitled to payment of Indemnifiable Expenses hereunder with respect to such claim, issue or matter unless the Circuit Court for Baltimore City, Maryland or another court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such Indemnifiable Expenses which such court shall deem proper; or

(iii)

it has been finally adjudicated by a court of competent jurisdiction that Indemnitee is liable to the Company for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law, Indemnitee shall not be entitled to payment of Indemnifiable Expenses hereunder.

(c)

Insurance Proceeds. To the extent payment is actually made to Indemnitee under a valid and collectible insurance policy maintained at the expense of the Company in respect of Indemnifiable Amounts in connection with such specific claim, issue or matter, Indemnitee shall not be entitled to payment of Indemnifiable Amounts hereunder except in respect of any excess of such Indemnifiable Amounts beyond the amount of payment under such insurance.

5.

Procedure for Payment of Indemnifiable Amounts. Indemnitee shall submit to the Company a written request specifying the Indemnifiable Amounts for which Indemnitee seeks payment under Section 3 and the basis for the claim. The Company shall pay such Indemnifiable Amounts to Indemnitee promptly, but in no event later than 10 calendar days after receipt of such request. At the request of the Company, Indemnitee shall furnish such documentation and information as are reasonably available to Indemnitee and necessary to establish that Indemnitee is entitled to indemnification hereunder.

6.

Indemnification for Expenses of a Party Who is Wholly or Partially Successful. Notwithstanding any other provision of this Agreement, and without limiting any such provision, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter in such Proceeding. For purposes of this Agreement, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such claim, issue or matter.

7.

Effect of Certain Resolutions. Neither the settlement nor termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not meet the requisite standard of conduct described herein for indemnification.

8.

Agreement to Advance Expenses; Undertaking. In a manner consistent with applicable law, including the MGCL and the 1940 Act, the Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, including a Proceeding by or in the right of the Company, in which Indemnitee is involved by reason of such Indemnitee’s Corporate Status within 10 calendar days after the receipt by the Company of a written statement from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by a written affirmation by Indemnitee of Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Company as authorized by law and by this Agreement has been met and a written undertaking by or on behalf of Indemnitee to reimburse the portion of any Expenses advanced to Indemnitee relating to claims, issues or matters in the Proceeding as to which it shall ultimately be established that the standard of conduct has not been met by Indemnitee and which have not been successfully resolved as described in this Agreement, in substantially the form attached hereto as Exhibit A or in such form as may be required under applicable law as in effect at the time of the execution thereof. Advances shall be unsecured and interest free. Provided that Indemnitee makes the statements and undertakings required by this Agreement and applicable law, advances shall be made without regard to Indemnitee’s ability to repay the expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement.

9.

Procedure for Advance Payment of Expenses. Indemnitee shall submit to the Company a written request specifying the Indemnifiable Expenses for which Indemnitee seeks an advancement under Section 8 or 10, together with documentation evidencing that Indemnitee has incurred such Indemnifiable Expenses.

10.

Indemnification for Expenses of a Witness or Other Participant. Notwithstanding any other provision of this Agreement, and provided that Indemnitee provides the agreements and undertakings set forth in Section 8, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness or otherwise asked to participate in any Proceeding to which Indemnitee is not a party, he or she shall be advanced and indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith within 10 calendar days after receipt by the Company of a statement or statements requesting any such advance or indemnification from time to time, whether prior to or after final disposition of such Proceeding.

11.

Remedies of Indemnitee.

(a)

Right to Petition Court. In the event that Indemnitee makes a request for payment of Indemnifiable Amounts under Sections 3 and 5 or a request for an advancement of Indemnifiable Expenses under Sections 8 and 10 and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition the Circuit Court for Baltimore City, Maryland. If a judicial determination shall been made by the Circuit Court for Baltimore City, Maryland pursuant to a petition brought under this Section 11(a) that Indemnitee is entitled to indemnification, the Company shall be bound by such adjudication absent a misstatement by Indemnitee of a material fact, or an omission by Indemnitee of a material fact necessary to make Indemnitee’s statement not materially misleading in connection with the request for indemnification that was not disclosed in connection with the judicial determination.

(b)

Burden of Proof. In any judicial proceeding brought under Section 11(a), the Company shall have the burden of proving by clear and convincing evidence that Indemnitee is not entitled to payment or advancement of Indemnifiable Amounts hereunder.

(c)

Expenses. The Company agrees to reimburse Indemnitee in full for any Expenses incurred by Indemnitee in connection with investigating, preparing for, litigating, defending or settling any action brought by Indemnitee under Section 11(a), or in connection with any claim or counterclaim brought by the Company in connection therewith, whether or not Indemnitee is successful in whole or in part in connection with any such action, except to the extent that it has been finally adjudicated by a court of competent jurisdiction that such reimbursement would be unlawful. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 11, Indemnitee shall not be required to reimburse the Company for any advances pursuant to this Agreement until a final determination is made with respect to Indemnitee’s entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed). The Company shall, to the fullest extent not prohibited by law, be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 11 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all of the provisions of this Agreement.

(d)

Failure to Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses under this Agreement shall not be a defense in any action brought under Section 11(a), and shall not create a presumption that such payment or advancement is not permissible.

(e)

Determination of Indemnification. If a determination shall have been made pursuant to this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 11, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification that was not disclosed in connection with the determination.

12.

Defense of the Underlying Proceeding.

(a)

Notice by Indemnitee. Indemnitee agrees to notify the Company promptly upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding which may result in the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses hereunder; provided, however, that the failure to give any such notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to receive payments of Indemnifiable Amounts or advancements of Indemnifiable Expenses unless the Company’s ability to defend in such Proceeding is materially and adversely prejudiced thereby.

(b)

Defense by Company. Subject to the provisions of the last sentence of this Section 12(b) and of Section 12(c), the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to the payment of Indemnifiable Amounts hereunder; provided, however that the Company shall notify Indemnitee of any such decision to defend within 10 calendar days of receipt of notice of any such Proceeding under Section 12(a). The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 12(b) shall not apply to a Proceeding brought by Indemnitee under Section 11(a) or pursuant to Section 20.

(c)

Indemnitee’s Right to Counsel. Notwithstanding the provisions of Section 12(b), if in a Proceeding to which Indemnitee is a party by reason of Indemnitee’s Corporate Status, (i) Indemnitee reasonably concludes that he or she may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, (ii) a conflict of interest or potential conflict of interest exists between Indemnitee and the Company or (iii) if the Company fails to assume the defense of such proceeding in a timely manner, Indemnitee shall be entitled to be represented by separate legal counsel of Indemnitee’s choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter and the Expenses incurred by Indemnitee in any such matter shall constitute Indemnifiable Expenses.

13.

Representations and Warranties of the Company. The Company hereby represents and warrants to Indemnitee as follows:

(a)

Authority. The Company has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company.

(b)

Enforceability. This Agreement, when executed and delivered by the Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally.

14.

Insurance. The Company will use its reasonable best efforts to acquire and maintain directors and officers liability insurance, on terms and conditions deemed appropriate by the Board of Directors of the Company, with a reputable insurance company covering Indemnitee or any claim made against Indemnitee by reason of Indemnitee’s Corporate Status and covering the Company for any indemnification or advance of Expenses made by the Company to Indemnitee for any claims made against Indemnitee by reason of Indemnitee’s Corporate Status. For so long as Indemnitee shall have Corporate Status, Indemnitee shall be named as an insured in all policies of director and officer liability insurance in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s officers and directors. If, at the time of the receipt of a notice of a claim pursuant to the terms of this Agreement, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

15.

Contract Rights Not Exclusive. The rights to payment of Indemnifiable Amounts and advancement of Indemnifiable Expenses provided by this Agreement shall be in addition to, but not exclusive of, any other rights which Indemnitee may have at any time under applicable law, the Charter, the Company’s Third Amended and Restated Bylaws (as amended from time to time, the “Bylaws”) or any other agreement, vote of stockholders or directors (or a committee of directors), or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity as a result of Indemnitee’s serving as a director of the Company. Unless consented to in writing by Indemnitee, no amendment or alteration or repeal of the Charter, the Bylaws, this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal.

16.

Successors. This Agreement shall be (a) binding upon all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

17.

Subrogation.

(a)

[Indemnification by KKR or Affiliates. The Company hereby acknowledges that Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by KKR & Co. L.P. and certain of its affiliates, including FS/KKR Advisor, LLC (collectively, the “KKR Indemnitors”). The Company hereby agrees (i) that, as between the Company and the KKR Indemnitors, the Company is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the KKR Indemnitors to advance Expenses or to provide indemnification for the same Expenses or liabilities incurred by Indemnitee are secondary), (ii) that the Company shall be required to advance the full amount of expenses incurred by Indemnitee and shall be liable for the full amount of Indemnifiable Amounts to the extent legally permitted and as required by the terms of this Agreement, the Charter and the Bylaws (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the KKR Indemnitors, and (iii) that the Company irrevocably waives, relinquishes and releases the KKR Indemnitors from any and all claims against the KKR Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the KKR Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the KKR Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the KKR Indemnitors are express third-party beneficiaries of the terms of this Section 17(a).]1

(b)

Subrogation. In the event of any payment of Indemnifiable Amounts under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

18.

Change in Law. To the extent that a change in Maryland law or the 1940 Act (whether by statute or judicial decision) shall permit broader indemnification or advancement of expenses than is provided under the terms of this Agreement, Indemnitee shall be entitled to such broader indemnification and advancements, and this Agreement shall be deemed to be amended to such extent.

19.

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof, shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

20.

Indemnitee as Plaintiff. Except as provided in Section 11(c), Indemnitee shall not be entitled to payment of Indemnifiable Amounts or advancement of Indemnifiable Expenses with respect to any Proceeding brought by Indemnitee against the Company, any Entity which it controls, any director or officer thereof, or any third party, unless the Board of Directors of the Company has consented to the initiation of such Proceeding or the Company provides indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

1 To be included in agreements relating to interested directors.

21.

Duration.

(a)

Termination of Agreement. This Agreement shall continue until and terminate on the later of (i) the date that Indemnitee shall have ceased to serve as a director of the Company or as a director of the Company and as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other Entity that such person is or was serving in such capacity at the request of the Company and (ii) the date that Indemnitee is no longer subject to any actual or possible Proceeding (including any rights of appeal thereto and any Proceeding commenced by Indemnitee pursuant to this Agreement).

(b)

Binding on Successors and Assigns. The indemnification and advance of Expenses provided by, or granted pursuant to, this Agreement shall be binding upon and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), shall continue as to an Indemnitee who has ceased to be a director of the Company or a director of the Company and a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other Entity that such person is or was serving in such capacity at the request of the Company, and shall inure to the benefit of Indemnitee and Indemnitee’s spouse, assigns, heirs, devisees, executors and administrators and other legal representatives.

(c)

Assumption of Agreement. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

(d)

Specific Performance. The Company and Indemnitee agree that a monetary remedy for breach of this Agreement, at some later date, may be inadequate, impracticable and difficult of proof, and further agree that such breach may cause Indemnitee irreparable harm. Accordingly, the parties hereto agree that Indemnitee may enforce this Agreement by seeking injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which Indemnitee may be entitled. Indemnitee shall further be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertakings in connection therewith. The Company acknowledges that, in the absence of a waiver, a bond or undertaking may be required of Indemnitee by a court, and the Company hereby waives any such requirement of such a bond or undertaking.

22.

Reports to Stockholders. To the extent required by the MGCL, the Company shall report in writing to its stockholders the payment of any amounts for indemnification of, or advance of Expenses to, Indemnitee under this Agreement arising out of a Proceeding by or in the right of the Company with the notice of the meeting of stockholders of the Company next following the date of the payment of any such indemnification or advance of Expenses or prior to such meeting.

23.

Modifications and Waivers; Counterparts. Except as provided in Section 18 with respect to changes in Maryland law which broaden the right of Indemnitee to be indemnified by the Company or to receive advancements, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24.

General Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged during normal business hours, and if not, the next business day after transmission, or (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(i)

If to Indemnitee, to:

________________________

________________________

________________________

Facsimile: _______________

(ii)

If to the Company, to:

Corporate Capital Trust, Inc.

c/o FS/KKR Advisor, LLC

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

with a copy to:

KKR Credit Advisors (US) LLC

555 California Street

50th Floor

San Francisco, California 94104

Facsimile: (415) 391-3330

and

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, Pennsylvania 19104

Facsimile: (215) 994-2222

or to such other address as may have been furnished in the same manner by any party to the others.

23.

Governing Law; Consent to Jurisdiction; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its rules of conflict of laws. Each of the Company and Indemnitee hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division (the “Maryland Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Maryland Courts and agrees not to plead or claim in any Maryland Court that such litigation brought therein has been brought in an inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Maryland, to appoint and maintain an agent in the State of Maryland as such party’s agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally within the State of Maryland. For purposes of implementing the parties’ agreement to appoint and maintain an agent for service of process in the State of Maryland, each such party does hereby appoint National Registered Agents, Inc., as such agent and each such party hereby agrees to complete all actions necessary for such appointment.

24.

Joinders. Subsidiaries of the Company may from time to time join this Agreement by signing a joinder to this Agreement. The Company and all Subsidiaries that have joined this Agreement shall be jointly and severally liable for all obligations of the Company under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first written above.

CORPORATE CAPITAL TRUST, INC.

By:
Name:
Title:

[Signature Page to Indemnification Agreement]

INDEMNITEE

[Signature Page to Indemnification Agreement]

EXHIBIT A

AFFIRMATION AND UNDERTAKING TO REPAY EXPENSES ADVANCED

To: The Board of Directors of Corporate Capital Trust, Inc.

Re: Affirmation and Undertaking

Ladies and Gentlemen:

This Affirmation and Undertaking is being provided pursuant to that certain Indemnification Agreement dated the _____ day of ______________, 20____, by and between Corporate Capital Trust, a Maryland corporation (the “Company”), and the undersigned Indemnitee (the “Indemnification Agreement”), pursuant to which I am entitled to advance of Expenses in connection with [Description of Proceeding] (the “Proceeding”).

Terms used herein and not otherwise defined shall have the meanings specified in the Indemnification Agreement.

I am subject to the Proceeding by reason of my Corporate Status or by reason of alleged actions or omissions by me in such capacity. I hereby affirm my good faith belief that at all times, insofar as I was involved as a director of the Company, in any of the facts or events giving rise to the Proceeding, I (1) did not act with bad faith or active or deliberate dishonesty, and did not engage in Disabling Conduct, (2) did not receive any improper personal benefit in money, property or services and (3) in the case of any criminal proceeding, had no reasonable cause to believe that any act or omission by me was unlawful.

In consideration of the advance by the Company for Expenses incurred by me in connection with the Proceeding (the “Advanced Expenses”), I hereby agree that if, in connection with the Proceeding, it is established that (1) an act or omission by me was material to the matter giving rise to the Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or Disabling Conduct or (2) I actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, I had reasonable cause to believe that the act or omission was unlawful, then I shall promptly reimburse the portion of the Advanced Expenses relating to the claims, issues or matters in the Proceeding as to which the foregoing findings have been established.

IN WITNESS WHEREOF, I have executed this Affirmation and Undertaking on this ___ day of ____________________, 20____.

Name: